S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2001 (Dollars in thousands except per share data)							Page 1 of 3
	2000				2001		Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2001	June 2000
Interest Income (FTE)	$42,665	$43,979	$46,117	$46,527	$44,911	$43,735	$88,646	$86,645
Interest Expense	19,866	21,043	22,442	22,790	21,560	20,272	41,832	40,909
Net Interest Income (FTE)	22,799	22,936	23,675	23,737	23,351	23,463	46,814	45,736
Provisions For Loan Losses	1,000	1,000	1,000	1,000	1,000	2,000	3,000	2,000
Net Interest Income
After Provisions (FTE)	21,799	21,936	22,675	22,737	22,351	21,463	43,814	43,736
Securities Gains, Net	895	569	961	836	1,424	2,499	3,923	1,464
Service Charges and Fees	1,490	1,710	1,787	1,823	1,715	1,765	3,480	3,200
Wealth Management	1,087	1,174	1,074	1,195	1,299	1,268	2,567	2,261
Other	1,784	2,025	1,895	1,850	2,010	2,256	4,266	3,809
Total Other Income	4,361	4,910	4,756	4,868	5,024	5,289	10,313	9,270
Salaries and Employee Benefits	5,997	5,862	5,967	5,640	6,436	6,129	12,565	11,859
Occupancy and Equip. Expense, Net	1,422	1,366	1,419	1,489	1,512	1,578	3,090	2,788
Data Processing Expense	620	647	572	634	641	677	1,318	1,267
FDIC Expense	74	73	74	73	72	71	143	147
Other	3,199	3,228	3,698	3,602	3,029	3,337	6,366	6,428
Total Other Expense	11,312	11,177	11,730	11,438	11,690	11,792	23,482	22,489
Income Before Income Taxes	15,743	16,237	16,662	17,003	17,109	17,459	34,568	31,981
Taxable Equivalent Adjustment	766	764	790	787	734	738	1,472	1,530
Federal Income Taxes	4,190	4,331	4,459	4,586	4,725	4,799	9,524	8,521
Net Income	$10,787	$11,143	$11,413	$11,630	$11,650	$11,922	$23,572	$21,930
Per Common Share Data:
Shares Outstanding	27,000,042	26,985,902	26,985,512	26,947,412	26,960,118	26,893,489	26,893,489	26,985,902
Ave. Shs. Outstanding - Diluted	27,092,954	27,070,613	27,071,143	27,061,281	27,120,228	27,092,674	27,106,277	27,081,783
Net Income - Diluted	$0.40	$0.41	$0.42	$0.43	$0.43	$0.44	$0.87	$0.81
Dividends Declared	$0.20	$0.21	$0.21	$0.22	$0.22	$0.23	$0.45	$0.41
Book Value	$8.96	$9.19	$9.81	$10.28	$10.56	$10.82	$10.82	$9.19
Market Value	$17.13	$18.25	$19.00	$21.63	$23.14	$25.11	$25.11	$18.25

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2001 (Dollars in thousands)							Page 2 of 3
	2000				2001
Asset Quality Data:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q
Nonaccrual Loans/Nonperforming Loans	$8,283	$12,437	$7,848	$2,897	$3,691	$7,840
Assets acquired through foreclosure
or repossession	360	403	339	548	546	541
Nonperforming Assets	8,643	12,840	8,187	3,445	4,237	8,381
Loan Loss Reserve	29,410	29,892	30,030	27,395	27,993	28,451
Nonperforming Loans / Loans	0.55%	0.80%	0.49%	0.18%	0.23%	0.48%
Loan Loss Reserve / Loans	1.95%	1.92%	1.88%	1.71%	1.71%	1.73%
Loan Loss Reserve /
Nonperforming Loans	355%	240%	383%	946%	758%	363%
Net Loan Charge-offs (Recoveries)	(1,276)	517	863	3,635	402	1,542
Net Loan Charge-offs (Recoveries)
(annualized) /Average Loans	-0.34%	0.14%	0.22%	0.90%	0.10%	0.38%
Balance Sheet (Period-End):
Assets	$2,233,108	$2,290,409	$2,296,267	$2,310,290	$2,354,398	$2,363,970
Earning Assets (1)	2,105,152	2,160,577	2,146,881	2,142,587	2,185,844	2,195,954
Securities (1)	547,690	555,625	552,545	530,909	493,835	512,338
Loans, Gross	1,509,096	1,558,892	1,594,336	1,605,023	1,638,184	1,649,041
Total Deposits	1,471,893	1,484,229	1,494,064	1,525,332	1,567,006	1,595,572
Non-Interest Bearing Deposits	224,295	228,651	234,519	232,625	228,958	236,340
NOW, Money Market & Savings	580,990	572,001	569,174	576,361	598,199	604,690
CD's $100,000 and over	103,643	105,863	114,026	123,299	132,198	127,162
Other Time Deposits	562,965	577,714	576,345	593,047	607,651	627,380
Short-term borrowings	87,895	91,389	106,933	80,686	66,670	70,058
Long-term Debt	389,109	427,139	384,868	377,997	378,227	353,456
Shareholder's Equity	241,929	247,915	264,807	277,097	284,627	290,906
Balance Sheet (Daily Averages):
Assets	$2,192,311	$2,239,178	$2,276,239	$2,300,826	$2,311,571	$2,355,230
Earning Assets (1)	2,070,061	2,113,351	2,140,779	2,152,056	2,148,007	2,188,529
Securities (1)	549,814	550,513	551,750	543,332	500,196	492,951
Loans, Gross	1,504,126	1,530,954	1,560,713	1,599,305	1,620,031	1,648,775
Deposits	1,444,314	1,477,065	1,482,129	1,500,831	1,531,354	1,578,771
Shareholder's Equity	239,833	248,510	260,323	273,805	285,041	291,984
(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2001 (Dollars in thousands except per share data)							Page 3 of 3
	2000				2001		Year-to-date
Profitability Ratios (annualized):	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2001	June 2000
Return on Average Assets	1.98%	2.00%	1.99%	2.01%	2.04%	2.03%	2.04%	1.99%
Return on Average Shareholder's Equity	18.09%	18.03%	17.44%	16.90%	16.58%	16.38%	16.47%	18.06%
Yield on Earning Assets (FTE)	8.29%	8.37%	8.57%	8.60%	8.48%	8.02%	8.24%	8.33%
Cost of Interest Bearing Funds	4.68%	4.89%	5.09%	5.15%	4.98%	4.56%	4.77%	4.79%
Net Interest Margin (FTE)	4.43%	4.37%	4.40%	4.39%	4.41%	4.30%	4.35%	4.40%
Efficiency Ratio (FTE)(1)	41.65%	40.14%	41.26%	39.99%	41.20%	41.01%	41.10%	40.88%
Capitalization Ratios:
Dividends Paid to Net Income	50.02%	48.46%	49.66%	50.97%	50.89%	49.77%
Shareholder's Equity to Assets (Period End)	10.83%	10.82%	11.53%	11.99%	12.09%	12.31%
Leverage Ratio (2)	10.18%	10.21%	10.30%	10.41%	10.62%	10.61%
Risk Based Capital - Tier I (3)	12.24%	12.19%	12.23%	12.28%	12.28%	12.34%
Risk Based Capital - Tier II (3)	14.28%	14.22%	14.53%	14.61%	14.52%	14.69%
Other Data:
Shareholders of Record	3,189	3,202	3,179	3,183	3,174	3,171
Number of Banking Offices	38	38	39	39	39	39
Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.